Restructuring costs	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Restructuring and Related Activities [Abstract]
Restructuring costs

15. Restructuring costs

We restructured the business of Cutanea and incurred restructuring costs which were subsequently reimbursed by Maruho. Restructuring costs primarily relate to Aktipak® discontinuation, personnel costs related to the termination all Cutanea employees, and the winding down of Cutanea’s operations. For the three and nine months ended September 30, 2021, restructuring costs were incurred in the amount of $0.2 million and $0.7 million, respectively. For the three and nine months ended September 30, 2020, restructuring costs were incurred in the amount of $0.2 million and $0.9 million, respectively

As of September 30, 2021, the Company does not expect to incur additional product discontinuation or personnel costs. As of September 30, 2021, the remaining amount the Company expects to incur related to facility exit costs is $0.1 million. The expected completion date of the remaining facility exit activities is in the fourth quarter of 2021.

14. Restructuring costs

We restructured the business of Cutanea and incurred restructuring costs which were subsequently reimbursed by Maruho. Restructuring costs primarily relate to Aktipak discontinuation, personnel costs related to the termination all Cutanea employees, and the winding down of Cutanea’s operations. The following table represents the components of restructuring costs incurred during the years ended December 31, 2019 and 2020:

	For years ended December 31,
(in thousands)	2019	2020
Product discontinuation	$1,569	$70
Personnel costs	1,485	-
Facility exit costs	477	1,062
Total	$3,531	$1,132